UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 17, 2014

Hines Global REIT II, Inc.
__________________________________
Exact name of registrant as specified in its charter)

 Commission file number: 333-191106

Maryland	80-0947092
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard
Suite 5000
Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip code)

(888) 220-6121
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

On December 17, 2014, HGREIT II 2819 Loker LP, a wholly-owned subsidiary of Hines Global REIT II Properties LP (the “Operating Partnership”), which is a subsidiary of Hines Global REIT II, Inc. (“Hines Global II”), acquired 2819 Loker Avenue East, an industrial building located in Carlsbad, California. Canoga-Rincon Loker Industrial, LLC, the seller of 2819 Loker Avenue East, is not affiliated with Hines Global II or its affiliates.

On December 19, 2014, Hines Global II filed a Current Report on Form 8-K (the “Initial Report”) with regard to the acquisition of 2819 Loker Avenue East.  After reasonable inquiry, Hines Global II is not aware of any material factors relating to the property that would cause the reported financial information not to be necessarily indicative of future operating results. This amendment is being filed for the sole purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and should be read in conjunction with the Initial Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired. The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

2819 Loker Avenue East — For the Nine Months Ended September 30, 2014 and the Year Ended December 31, 2013

Independent Auditor’s Report
Statements of Revenues and Certain Operating Expenses
Notes to Statement of Revenues and Certain Operating Expenses

(b) Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is filed herewith and incorporated herein by reference.

Hines Global REIT II, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2014
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2014
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2013
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT II, Inc.

February 27, 2015	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer

Report of Independent Auditor

To the Partners of
Hines Global REIT II Properties, LP
Houston, Texas

Report on the Historical Summary

We have audited the accompanying statement of revenues and certain operating expenses (the “Historical Summary”) of 2819 Loker Avenue East (the “Property”), an industrial building located in Carlsbad, California for the year ended December 31, 2013.

Management’s Responsibility for the Historical Summary

Management is responsible for the preparation and fair presentation of this Statement, in accordance with accounting principles generally accepted in the United States of America, that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Property’s preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.
We believe the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion

In our opinion, such Historical Summary presents fairly, in all material respects, the revenues and certain operating expenses discussed in Note 2 to the Historical Summary of the Property for the year ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

Matter of Emphasis

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of Hines Global REIT II, Inc.) as discussed in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Saville Dodgen & Company, PLLC

Dallas, Texas
February 27, 2015

2819 LOKER AVENUE EAST
STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2014 (Unaudited) and Year Ended December 31, 2013

Revenues:	Nine Months Ended September 30, 2014	Year Ended December 31, 2013
Rental revenue	$1,581,790	$1,911,502
Total revenues	1,581,790	1,911,502
Certain operating expenses:
Utilities	17,722	25,193
Real estate taxes	175,002	230,015
Repairs and maintenance	33,831	30,644
Building management services	9,975	12,945
Insurance	26,264	34,939
Total certain operating expenses	262,794	333,736
Revenues in excess of certain operating expenses	$1,318,996	$1,577,766

See accompanying notes to statement of revenues and certain operating expenses.

2819 LOKER AVENUE EAST
NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2014 (Unaudited) and Year Ended December 31, 2013

(1) Organization

2819 Loker Avenue East (the “Property”) is an industrial building located in Carlsbad, California that contains 161,310 square feet of rentable area. The Property was acquired by HGREIT II 2819 Loker LP, a subsidiary of Hines Global REIT II, Inc. (“Hines Global II”). The acquisition was completed on December 17, 2014.

(2)  Basis of Presentation

The statement of revenues and certain operating expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues and operating expenses of the Property, exclusive of depreciation, management fees, asset advisor fees, and other nonrecurring owner specific expenses, which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

The statement of revenues and certain operating expenses and notes thereto for the nine months ended September 30, 2014 included in this report are unaudited. In the opinion of management, all adjustments necessary for a fair presentation of the Historical Summary have been included.  Such adjustments consisted of normal recurring items.  Interim results are not necessarily indicative of results for a full year.

In preparing the accompanying financial statements, Hines Global II evaluated events and transactions that occurred subsequent to December 31, 2013, through the date that the accompanying financial statements were available to be issued on February 27, 2015. See Note 5 — Rental Revenue regarding a lease amendment that was executed subsequent to December 31, 2013.

(3) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(4)  Significant Accounting Policies

(a) Revenue Recognition

The Property’s operations consist of rental revenue earned from a tenant under a leasing arrangement, which provides for minimum rent, escalations, and charges to the tenant for the real estate taxes and operating expenses.  The lease with the tenant is a gross lease and has been accounted for as an operating lease.  Rental revenue is recognized by amortizing the aggregate lease payments on a straight-line basis over the entire term of the lease, which resulted in rental revenue in excess of contractual rent of $702,893 (unaudited) for the nine months ended September 30, 2014 and also resulted in contractual rent in excess of rental revenue of $170,209 for the year ended December 31, 2013.

(b)  Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

2819 LOKER AVENUE EAST
NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2014 (Unaudited) and Year Ended December 31, 2013

(5) Rental Revenue

The aggregate annual minimum cash payments to be received on the noncancelable operating lease in effect as of December 31, 2013 is as follows:

Year ending December 31:	Amount
2014	$1,004,020	(1)
2015	—
2016	—
2017	—
2018	—
Thereafter	—
Total	$1,004,020

(1)	On March 11, 2014, the Company executed an amendment to the original lease which extends the lease expiration date to July 31, 2019.

Total minimum future rental revenue represents the base rent that the tenant is required to pay under the terms of its lease in effect as of December 31, 2013, exclusive of charges for contingent rents, operating expenses and real estate taxes. There were no significant contingent rents for the year ended December 31, 2013.

Of the total rental revenue for the year ended December 31, 2013, 100% was earned from a tenant in the manufacturing industry whose original lease expired in 2014, but which was subsequently amended to expire in 2019 (see footnote 1 to the table above).

* * * * *

HINES GLOBAL REIT II, INC.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Hines Global REIT II, Inc. (the “Company”), acquired 2819 Loker Avenue East on December 17, 2014 for $25.4 million.

The unaudited pro forma consolidated balance sheet assumes that the acquisition of 2819 Loker Avenue East occurred on September 30, 2014 and the unaudited pro forma consolidated statements of operations assume that the acquisition of 2819 Loker Avenue East occurred on July 31, 2013 (date of inception).

In management’s opinion, all adjustments necessary to reflect the effects of this acquisition have been made. The unaudited pro forma consolidated statements of operations are not necessarily indicative of what actual results of operations would have been had the Company made this acquisition on July 31, 2013 (date of inception), nor does it purport to represent the results of operations for future periods.

HINES GLOBAL REIT II, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of September 30, 2014

	September 30, 2014	Adjustments for the 2819 Loker Avenue East Acquisition		Pro Forma
ASSETS
Investment property, net	$—	$21,370,000	(a)	$21,370,000
Cash and cash equivalents	2,200,000	(1,150,000)	(d)	1,050,000
Intangible lease assets, net	—	3,980,000	(a)	3,980,000
Deferred offering costs, net	1,056,977	—		1,056,977
Total assets	$3,256,977	$24,200,000		$27,456,977
LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued expenses	$66,638	$91,641	(b)	$158,279
Due to affiliates	3,273,728	570,375	(c)	3,844,103
Note payable to affiliate	—	24,200,000	(d)	24,200,000
Total liabilities	3,340,366	24,862,016		28,202,382

Commitments and Contingencies	—	—		—

Equity:
Stockholders’ equity (deficit):
Preferred shares, $0.001 par value; 500,000,000 preferred shares authorized, none issued or outstanding as of September 30, 2014	—	—		—
Class A common Stock, $0.001 par value; 1,500,000,000 authorized; 223,333 issued and outstanding as of September 30, 2014	223			223
Additional paid-in capital	9,777			9,777
Accumulated deficit	(93,389)	(662,016)	(b) (c)	(755,405)
Total stockholders’ equity (deficit)	(83,389)	(662,016)		(745,405)
Noncontrolling interests	—	—		—
Total equity (deficit)	(83,389)	(662,016)		(745,405)
Total liabilities and equity	$3,256,977	$24,200,000		$27,456,977

See notes to unaudited pro forma condensed consolidated balance sheet and notes to unaudited pro forma condensed consolidated financial statements.

 Notes to Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2014

Adjustments

(a)
To record the pro forma effect of the Company’s acquisition of 2819 Loker Avenue East, assuming it had occurred on September 30, 2014. Investment property and intangible lease assets were recorded at fair value. See Note 2 — Significant Accounting Policies in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 for information regarding how the fair values of the Company’s investment property and intangible lease assets were determined. Pro forma adjustments related to these amounts are preliminary and subject to change.

(b)	To record the pro forma effect of the Company’s acquisition expenses related to the acquisition of 2819 Loker Avenue East.

(c)
To record the pro forma effect of the Company’s 2.25% acquisition fee related to the acquisition of 2819 Loker Avenue East. In connection with this acquisition, the Company was obligated to pay approximately $570,000 of acquisition fees to its Advisor, Hines Global REIT II Associates Limited Partnership, an affiliate of Hines Interests Limited Partnership (“Hines”).

(d)
The acquisition of 2819 Loker Avenue East was funded using proceeds from its current public offering and borrowings of $24.2 million from the Company’s uncommitted loan agreement with Hines (the “Loan Agreement”).

HINES GLOBAL REIT II, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2014

	Nine Months Ended September 30, 2014	Adjustments for the 2819 Loker Avenue East Acquisition		Pro Forma
Revenues:
Rental revenue	$—	$1,716,751	(a)	$1,716,751
Expenses:
Property operating expenses	—	398,926	(a)	398,926
Real property taxes	—	172,172	(a)	172,172
Property management fees	—	32,196	(a)	32,196
Depreciation and amortization	—	933,147	(a)	933,147
Organizational expenses	64,440	—		64,440
General and administrative	218,949	—		218,949
Total expenses	283,389	1,536,441		1,819,830
Income (loss) before other income (expenses)	(283,389)	180,310		(103,079)
Other income (expenses):
Interest expense	—	(390,966)	(b)	(390,966)
Interest income	—	—		—
Net income (loss)	(283,389)	(210,656)		(494,045)
Less: Net (income) loss attributable to noncontrolling interests	190,000	(111,424)	(a)	78,576
Net income (loss) attributable to common stockholders	$(93,389)	$(322,080)		$(415,469)
Basic and diluted income (loss) per Class A common share	$(18.02)	$—		$(3.22)
Weighted average number common shares outstanding	5,181	123,743	(c)	128,924

See notes to unaudited pro forma condensed consolidated statement of operations and notes to unaudited pro forma condensed consolidated financial statements.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the
For the Nine Months Ended September 30, 2014

Adjustments

(a)
To record the pro forma effect of the Company’s acquisition of the 2819 Loker Avenue East based on its historical results of operations assuming that the acquisition had occurred on July 31, 2013 (date of inception). Depreciation and amortization were calculated based on the fair values of the investment property using a useful life of 40 years and intangible lease assets and liabilities using a useful life of the remaining lease terms, which are preliminary and subject to change.

(b)
To record the pro forma effect of interest expense on borrowings of $24.2 million under the Loan Agreement related to the acquisition of the 2819 Loker Avenue East, assuming that the borrowings were outstanding as of July 31, 2013 (date of inception). The interest rate under the Loan Agreement was 2.16% as of the date of acquisition.

(c)
To record the pro forma effect of the proceeds from the issuance of shares of the Company's stock that were used to complete the acquisition of 2819 Loker Avenue East, less amounts received from the Loan Agreement described in (b) above. This adjustment assumes that the Company sold shares at a price of $10.00 per share less an aggregate of $1.08 per share of selling commissions, dealer manager fees and issuer costs.

Pro Forma Nine Months Ended September 30, 2014
Cash needed to acquire 2819 Loker Avenue East	$1,150,000

Net cash received from each share of common stock issued	$8.92

Common stock needed to purchase 2819 Loker Avenue East	128,924
Less: Historical weighted average common shares outstanding	(5,181)
123,743

HINES GLOBAL REIT II, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Period from July 31, 2013 (date of inception) through December 31, 2013

	For the Period from July 31, 2013 (date of inception) through December 31, 2013	Adjustments for the 2819 Loker Avenue East Acquisition		Pro Forma
Revenues:
Rental revenue	$—	$955,847	(a)	$955,847
Expenses:
Property operating expenses	—	222,113	(a)	222,113
Real property taxes	—	95,861	(a)	95,861
Property management fees	—	17,926	(a)	17,926
Depreciation and amortization	—	519,554	(a)	519,554
Total expenses	—	855,454		855,454
Income (loss) before other income (expenses)	—	100,393		100,393
Other income (expenses):
Interest expense	—	(217,681)	(b)	(217,681)
Net income (loss)	—	(117,288)		(117,288)
Less: Net (income) loss attributable to noncontrolling interests	—	111,424	(a)	111,424
Net income (loss) attributable to common stockholders	$—	$(5,864)		$(5,864)
Basic and diluted income (loss) per common share	$—	—		$(0.05)
Weighted average number common shares outstanding	1,111	127,813	(c)	128,924

See notes to unaudited pro forma condensed consolidated statement of operations and notes to unaudited pro forma condensed consolidated financial statements.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the
For the Period from July 31, 2013 (date of inception) through December 31, 2013

Adjustments

(a)
To record the pro forma effect of the Company’s acquisition of the 2819 Loker Avenue East based on its historical results of operations assuming that the acquisition had occurred on July 31, 2013 (date of inception). Depreciation and amortization were calculated based on the fair values of the investment property using a useful life of 40 years and intangible lease assets and liabilities using a useful life of the remaining lease terms, which are preliminary and subject to change.

(b)
To record the pro forma effect of interest expense on borrowings of $24.2 million under the Loan Agreement related to the acquisition of the 2819 Loker Avenue East, assuming that the borrowings were outstanding as of July 31, 2013 (date of inception). The interest rate under the Loan Agreement was 2.16% as of the date of acquisition.

(c)
To record the pro forma effect of the required from the issuance of shares of the Company's stock that were used to complete the acquisition of 2819 Loker Avenue East, less amounts received from the Loan Agreement described in (b) above. This adjustment assumes that the Company sold shares at a price of $10.00 per share less an aggregate of $1.08 per share of selling commissions, dealer manager fees and issuer costs.

Pro Forma for the Period from July 31, 2013 (date of inception) through December 31, 2013
Cash needed to acquire 2819 Loker Avenue East	$1,150,000

Net cash received from each share of common stock issued	$8.92

Common stock needed to purchase the properties listed above	128,924
Less: Historical weighted average common shares outstanding	(1,111)
127,813

Notes to Unaudited Pro Forma Consolidated Statement of Operations
For the Period from July 31, 2013 (date of inception) through December 31, 2013

(1)  Investment Properties Acquired After July 31, 2013 (date of inception)

2819 Loker Avenue East

On December 17, 2014, a subsidiary of the Company acquired 2819 Loker Avenue East, an industrial building located in Carlsbad, California. 2819 Loker Avenue East consists of 161,310 square feet of net rentable area and is 100% leased to one tenant. The net purchase price for 2819 Loker Avenue East was $25.4 million, exclusive of transaction costs and working capital reserves.

The unaudited pro forma consolidated balance sheet assumes that the acquisition of 2819 Loker Avenue East occurred on September 30, 2014 and the unaudited pro forma consolidated statements of operations assume that the acquisition of 2819 Loker Avenue East occurred on July 31, 2013 (date of inception).